                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 AMENDMENT NO. 2

                                       TO


                                 SCHEDULE 13E-3
                        RULE 13E-3 TRANSACTION STATEMENT
              (PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE
                     ACT OF 1934 AND RULE 13E-3 THEREUNDER)

                              MAXXIM MEDICAL, INC.
                                (NAME OF ISSUER)

                              MAXXIM MEDICAL, INC.

                     FOX PAINE MEDIC ACQUISITION CORPORATION
                          FOX PAINE CAPITAL FUND, L.P.
                              KENNETH W. DAVIDSON
                                PETER M. GRAHAM
                                DAVID L. LAMONT
                              HENRY T. DEHART III
                                 JACK F. CAHILL
                                 ALAN S. BLAZEI
                                JOSEPH D. DAILEY
                                SUZANNE R. GARON
                                ERNEST J. HENLEY
                                 DAVIS C. HENLEY

                      (NAME OF PERSON(S) FILING STATEMENT)
                     COMMON STOCK, PAR VALUE $.001 PER SHARE
                         (TITLE OF CLASS OF SECURITIES)

                                   57777G 10 5
                      (CUSIP NUMBER OF CLASS OF SECURITIES)


              SAUL A. FOX                            KENNETH W. DAVIDSON
FOX PAINE MEDIC ACQUISITION CORPORATION      CHAIRMAN OF THE BOARD, PRESIDENT AND
       950 TOWER LANE, SUITE 1150                  CHIEF EXECUTIVE OFFICER
     FOSTER CITY, CALIFORNIA 94404                   MAXXIM MEDICAL, INC.
             (650) 525-1300                        10300 49TH STREET NORTH
                                                     CLEARWATER, FL 33762
                                                        (727) 561-2100


   (NAME, ADDRESS AND TELEPHONE NUMBER OF PERSON AUTHORIZED TO RECEIVE NOTICES
           AND COMMUNICATIONS ON BEHALF OF PERSON(S) FILING STATEMENT)
                                 WITH COPIES TO:


  MITCHELL S. PRESSER, ESQ.                       PAUL R. LYNCH, ESQ.                         MICHAEL E. GIZANG, ESQ.
WACHTELL, LIPTON, ROSEN & KATZ              SHUMAKER, LOOP & KENDRICK, LLP            SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
     51 WEST 52ND STREET                   101 E. KENNEDY BLVD., SUITE 2800                       919 THIRD AVENUE
   NEW YORK, NEW YORK 10019                         TAMPA, FL 33602                           NEW YORK, NEW YORK 10022
        (212) 403-1000                              (813) 229-7600                                 (212) 735-2000

This statement is filed in connection with (check the appropriate box):

a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.
b. [ ] The filing of a registration statement under the Securities Act of 1933.
c. [ ] A tender offer.
d. [ ] None of the above.


Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [ ]

                            CALCULATION OF FILING FEE

======================================================================================================================
                  Transaction Valuation *                                      Amount of Filing Fee

                       $373,802,475                                                  $74,760
======================================================================================================================

* For purposes of calculating the fee only. Calculated in accordance with Rule 0-11(b)(2) under the Securities Exchange Act of 1934, as amended. Assumes the purchase of 13,732,826 shares of Common Stock, par value .001 per share, of Maxxim Medical, Inc. at $26.00 per share and the purchase of the underlying options to purchase Common Stock for an aggregate of $16,748,999.

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. Amount Previously Paid:
     $74,760


     Form or Registration No.:  Preliminary Proxy Statement on Schedule 14A


     Filing Party:  Maxxim Medical, Inc.


     Date Filed:  July 26, 1999

                                 SCHEDULE 13E-3

                                  INTRODUCTION

                  This Amendment No. 2 (this "Transaction Statement") to the Rule 13e-3 transaction statement, first filed July 26, 1999, is being filed with the Securities and Exchange Commission in connection with the merger of Fox Paine Medic Acquisition Corporation, a Texas corporation ("Fox Paine Medic"), with and into Maxxim Medical, Inc., a Texas corporation ("Maxxim"), pursuant to an Agreement and Plan of Merger, dated as of June 13, 1999, as amended by Amendment No. 1 to Merger Agreement, dated as of October 1, 1999, by and between Fox Paine Medic and Maxxim (the "Merger Agreement"). Under the Merger Agreement, Maxxim will continue as the surviving corporation and each share of Maxxim common stock, par value $.001 per share, outstanding immediately prior to the merger (together with the preferred stock purchase rights associated with those shares), other than a portion of the shares held by the Continuing Shareholders (as defined below), and shares held by dissenting shareholders, will be converted into the right to receive $26.00 in cash, without interest. The Continuing Shareholders are Kenneth W. Davidson, Peter M. Graham, David L. Lamont, Alan S. Blazei, Henry T. Dehart III, Joseph
D. Dailey, Jack F. Cahill, Suzanne R. Garon, Ernest J. Henley and Davis C. Henley, eight of whom are executive officers of Maxxim, one is a non-executive director of Maxxim, and one is a vice president and significant shareholder of Maxxim. As described in this Transaction Statement and in the documents incorporated by reference herein, all of the Continuing Shareholders are participating in the merger and will be treated differently than the other Maxxim shareholders. Upon consummation of the merger, approximately 13% (before giving effect to options and warrants) of the equity interests will be owned by the Continuing Shareholders, and a majority of the equity interests will be owned by the Fox Paine Capital Fund, L.P., a Delaware limited partnership (the "Fox Paine Fund"). This Transaction Statement is being filed by Maxxim, Fox Paine Medic, the Fox Paine Fund, and the Continuing Shareholders.


                  Concurrently with the filing of this Transaction Statement, Maxxim has filed with the SEC Amendment No. 2 to its Proxy Statement on Schedule 14A (the "Proxy Statement") in connection with a special meeting of the shareholders of Maxxim, at which meeting the shareholders will be asked to approve the Merger Agreement. The following cross reference sheet is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Proxy Statement of the information required to be included in response to the items of this statement. The information set forth in the Proxy Statement, including all appendices thereto, is hereby expressly incorporated herein by reference and the responses to each item are qualified in their entirety by the provisions of the Proxy Statement.


                  The filing of this Transaction Statement shall not be construed as an admission by Maxxim, Fox Paine Medic, the Fox Paine Fund, or the Continuing Shareholders or any of their affiliates that Maxxim is "controlled" by Fox Paine or Fox Paine Fund or any of their affiliates (the "Fox Paine Entities") or that any of the Fox Paine Entities is an "affiliate" of Maxxim within the meaning of Rule 13e-3 under Section 13(e) of the Securities Exchange Act of 1934, as amended.

                  CROSS REFERENCE SHEET

   ITEM IN                           CAPTION OR LOCATION
SCHEDULE 13E-3                      IN THE PROXY STATEMENT

Item 1(a)         "Summary - The Participants"

Item 1(b) "Summary - The Special Meeting," "Historical Market Information" and "The Special Meeting - Record Date and Voting"


Item 1(c) - (f)   "Historical Market Information" and "Merger Financing - Senior
                  Bank Loans"

Item 2(a) - (g)   "Summary - The Participants," "Historical Market
                  Information" and "Information About the Transaction
                  Participants"


Item 3(a)(1) "Summary - Interests of Certain Persons in the Merger," "Historical Market Information" and "Special Factors - Interests of Certain Persons in the Merger"

Item 3(a)(2) "Summary - Interests of Certain Persons in the Merger," "Historical Market Information," "Special Factors - Background of the Merger" and "- Interests of Certain Persons in the Merger"

Item 3(b) "Summary - Structure of the Transactions," "- The Voting Agreements," "- Terms of the Merger Agreement," "- Interests of Certain Persons in the Merger," "Special Factors - Structure of the Transactions; Transaction Participants,"
                  "- Background of the Merger," "- Interests of Certain Persons in the Merger," "The Special Meeting - Voting Agreements" and "The Merger"

Item 4(a) "Questions and Answers about the Merger," "Summary - Structure of the Transactions," "- Terms of the Merger Agreement," "- Interests of Certain Persons in the Merger,"
                  "- Appraisal Rights," "Special Factors - Structure of the Transactions; Transaction Participants," "- Interests of Certain Persons in the Merger," "- Certain Effects of the Merger; Conduct of Business After the Merger," "Merger Financing," "The Merger," "Appraisal Rights" and Appendix A to the Proxy Statement

Item 4(b) "Questions and Answers about the Merger," "Summary - Structure of the Transactions," "- Terms of the Merger Agreement,"
                  "- Interests of Certain Persons in the Merger," "Special Factors - Structure of the Transactions; Transaction Participants," "- Interests of Certain Persons in the Merger," "The Merger - Merger Consideration" and "- Treatment of Maxxim Stock Options"

Item 5(a) "Summary - Structure of the Transactions," "- Terms of the Merger Agreement," "Special Factors - Structure of the Transactions; Transaction Participants," "- Certain Effects of the Merger; Conduct of Business After the Merger" "--Fox Paine's and the Continuing Shareholders' Reasons for the Merger" and "The Merger - Structure and Effective Time"


Item 5(b)         "Merger Financing - Senior Bank Loans"

Item 5(c) "Special Factors - Interests of Certain Persons in the Merger," "- Certain Effects of the Merger; Conduct of Business After the Merger" and "The Merger - Directors and Officers"

Item 5(d) "Summary - Merger Financing," "Historical Market Information," "Merger Financing," "The Merger Treatment of Maxxim Stock Options" and "- Retirement/Amendment of Maxxim Notes"

Item 5(e)         *

Item 5(f) - (g)   "Special Factors - Certain Effects of the Merger; Conduct of
                  Business after the Merger"

Item 6(a)         "Summary - Merger Financing" and "Merger Financing"

Item 6(b) "The Merger - Expenses" and "- Estimated Fees and Expenses of the Merger"

Item 6(c)         "Summary - Merger Financing" and "Merger Financing"

Item 6(d)         *


Item 7(a) "Questions and Answers about the Merger," "Summary - Structure of the Transactions," "Special Factors - Structure of the Transactions; Transaction Participants," "- Background of the Merger," "- Recommendation of the Special Committee and of the Full Maxxim Board; Fairness of the Merger," "--Fox Paine's and the Continuing Shareholders' Reasons for the Merger," "-Interests of Certain Persons in the Merger," "The Merger - Structure and Effective Time" and "- Consideration"


Item 7(b)-(c)     "Special Factors - Background of the Merger,"
                  "- Recommendation of the Special Committee and of the Full Maxxim Board; Fairness of the Merger," "- Fox Paine's and the Continuing Shareholders' Reasons for the Merger" and "Information about the Transaction Participants - Fox Paine Medic Acquisition Corporation and Fox Paine"



Item 7(d) "Questions and Answers About the Merger," "Summary - Structure of the Transactions," "- Terms of the Merger Agreement,"
                  "- Accounting Treatment," "- Merger Financing," "- Interests of Certain Persons in the

                  Merger," "- Appraisal Rights," "Special Factors - Structure of the Transactions; Transaction Participants," "--Fox Paine's Reasons for the Merger," "- Interests of Certain Persons in the Merger," "- Certain Effects of the Merger; Conduct of Business After the Merger," "Merger Financing," "The Merger - Structure and Effective Time," "- Merger Consideration,"
                  "- Treatment of Maxxim Stock Options," "- Retirement/Amendment of Maxxim Notes," "- Directors and Officers," "Appraisal Rights" and "Federal Income Tax Consequences"

Item 8(a) - (b)   "Questions and Answers About the Merger," "Summary -
                  Recommendation to Shareholders," "- Fairness Opinion,"
                  "Special Factors - Background of the Merger,"
                  "- Recommendation of the Special Committee and of the Full
                  Maxxim Board," "Opinion of Lazard Freres & Co. LLC," "- Fox
                  Paine's and the Continuing Shareholders' Reasons for the Merger," "- Position of the Continuing Shareholders as to
                  Fairness of the Merger" and "--Position of Fox Paine as to Fairness of the Merger"


Item 8(c)         "The Special Meeting - Required Vote"


Item 8(d) - (e)   "Questions and Answers about the Merger," "Summary -
                  Recommendation to Shareholders," "Fairness Opinion," "Special
                  Factors - Background of the Merger," "- Recommendation of the
                  Special Committee and of the Full Maxxim Board; Fairness of the Merger" and "- Opinion of Lazard Freres & Co. LLC"


Item 8(f) "Special Factors - Background of the Merger" and "Recommendation of the Special Committee and of the Full Maxxim Board; Fairness of the Merger"


Item 9(a)-(c) "Summary - Fairness Opinion," "Special Factors Background of the Merger," "Recommendation of the Special Committee and of the Full Maxxim Board; Fairness of the Merger," "Opinion of Lazard Freres & Co. LLC" and Appendix B to Proxy Statement


Item 10(a)-(b) "Principal Shareholders and Stock Ownership of Management and Others"

Item 11 "Summary - Structure of the Transactions" "- The Voting Agreements," "- Terms of the Merger Agreement," "- Interests of Certain Persons in the Merger," "Special Factors - Structure of the Transactions; Transaction Participants,"
                  "- Interests of Certain Persons in the Merger," "The Special Meeting - Required Vote," "- Voting Agreements" and "The Merger"


Item 12(a) - (b)  "Questions and Answers About the Merger," "Summary - The
                  Voting Agreements," "- Recommendation to Shareholders," "Special Factors - Background of the Merger,"
                  "- Recommendation of the Special Committee and of the Full Maxxim Board; Fairness of the Merger," "- Fox Paine and the Continuing Shareholders' Reasons for the Merger," "- Position of the

                  Continuing Shareholders as to Fairness of the Merger," "--Position of Fox Paine as to Fairness of the Merger," "The Special Meeting - Required Vote" and "- Voting Agreement"


Item 13(a) "Summary - Appraisal Rights," "The Special Meeting - Record Date and Voting," "Appraisal Rights" and Appendix C to the Proxy Statement

Item 13(b) - (c)  *

Item 14(a) - (b)  "Selected Historical Consolidated Financial Data" and
                  "Incorporation of Certain Documents by Reference"

Item 15(a) - (b)  "The Special Meeting - Proxies; Revocation" and "The Merger -
                  Estimated Fees and Expenses of the Merger"

Item 16           Proxy Statement

Item 17(a) - (f)  *


-----------------
* Not applicable or answer is negative.

ITEM 1.  ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

         (a) The information set forth in the section entitled "Summary - The Participants" of the Proxy Statement is incorporated herein by reference.

         (b) The information set forth in the sections entitled "Summary - The Special Meeting," "Historical Market Information" and "The Special Meeting - Record Date and Voting" of the Proxy Statement is incorporated herein by reference.


         (c)-(f) The information set forth in the section entitled "Historical Market Information" and "Merger Financing - Senior Bank Loans" of the Proxy Statement is incorporated herein by reference.


ITEM 2.  IDENTITY AND BACKGROUND.


         (a)-(g) This statement is being filed jointly by Maxxim, Fox Paine Medic, the Fox Paine Fund and the Continuing Shareholders. The information set forth in the sections entitled "Summary - The Participants," "Historical Market Information" and "Information About the Transaction Participants" of the Proxy Statement is incorporated herein by reference.


ITEM 3.  PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

         (a)(1) The information set forth in the sections entitled "Summary - Interests of Certain Persons in the Merger," "Historical Market Information" and "Special Factors - Interests of Certain Persons in the Merger" of the Proxy Statement is incorporated herein by reference.

         (a)(2) The information set forth in the section entitled "Summary - Interests of Certain Persons in the Merger," "Historical Market Information," "Special Factors - Background of the Merger" and "Interests of Certain Persons in the Merger" of the Proxy Statement is incorporated herein by reference.

         (b) The information set forth in the section entitled "Summary - Structure of the Transactions," "The Voting Agreements," "- Terms of the Merger Agreement," "- Interests of Certain Persons in the Merger," "Special Factors - Structure of the Transactions; Transaction Participants," "- Background of the Merger," "Interests of Certain Persons in the Merger," "The Special Meeting - Voting Agreements" and "The Merger" of the Proxy Statement is incorporated herein by reference.

ITEM 4.  TERMS OF THE TRANSACTION.

         (a) The information set forth in the Proxy Statement under "Questions and Answers about the Merger," "Summary - Structure of the Transactions,"
"- Terms of the Merger Agreement," "- Interests of Certain Persons in the Merger," "- Appraisal Rights," "Special Factors - Structure of the Transactions; Transaction Participants," "Interests of Certain Persons in the Merger,"
"- Certain Effects of the Merger; Conduct of Business After the Merger,"
"Merger Financing," "The Merger," "Appraisal Rights" and Appendix A to the
Proxy Statement is incorporated herein by reference.

         (b) The information set forth in the Proxy Statement under "Questions and Answers about the Merger," "Summary - Structure of the Transactions,"
"- Terms of the Merger Agreement," "- Interests of Certain Persons in the Merger," "Special Factors - Structure of the Transactions; Transaction Participants," "- Interests of Certain Persons in the Merger," "The Merger - Merger Consideration" and "- Treatment of Maxxim Stock Options" is incorporated herein by reference.

ITEM 5.  PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.


         (a) The information set forth in the Proxy Statement under "Summary - Structure of the Transactions," "Terms of the Merger Agreement," "Special Factors - Structure of the Transactions; Transaction Participants," "Certain Effects of the Merger; Conduct of Business After the Merger" "- Fox Paine's and the Continuing Shareholders' Reasons for the Merger" and "The Merger - Structure and Effective Time" is incorporated herein by reference.


         (b) The information set forth in the Proxy Statement under "Merger Financing - Senior Bank Loans" is incorporated herein by reference.

         (c) The information set forth in the Proxy Statement under "Special Factors - Interests of Certain Persons in the Merger," "- Certain Effects of the Merger; Conduct of Business After the Merger" and "The Merger - Directors and Officers" is incorporated herein by reference.

         (d) The information set forth in the Proxy Statement under "Summary - Merger Financing," "Historical Market Information," "Merger Financing," "The Merger - Treatment of Maxxim Stock Options" and "- Retirement/Amendment of Maxxim Notes" is incorporated herein by reference.

         (e) None.

         (f)-(g) The information set forth in the Proxy Statement under "Special Factors - Certain Effects of the Merger; Conduct of Business after the Merger," is incorporated herein by reference.


ITEM 6.  SOURCE AND AMOUNTS OF FUNDS OR OTHER CONSIDERATION.

         (a) The information set forth in the Proxy Statement under "Summary - Merger Financing" and "- Merger Financing" is incorporated herein by reference.

         (b) The information set forth in the Proxy Statement under "The Merger
- Expenses" and "- Estimated Fees and Expenses of the Merger" is incorporated herein by reference.

         (c) The information set forth in the Proxy Statement under "Summary - Merger Financing" and "Merger Financing" is incorporated herein by reference.

         (d) Not applicable.

ITEM 7.  PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.


         (a) The information set forth in the Proxy Statement under "Questions and Answers About the Merger," "Summary - Structure of the Transactions,"
"- Interests of Certain Persons in the Merger," "Special Factors Structure of the Transactions; Transaction Participants," "- Background of the Merger,"
"- Recommendations of the Special Committee and of the Full Maxxim Board; Fairness of the Merger," "- Fox Paine's and the Continuing Shareholders' Reasons for the Merger," "- Interests of Certain Persons in the Merger,"
"The Merger - Structure and Effective Time" and "Consideration" is incorporated herein by reference.


         (b)-(c) The information set forth in the Proxy Statement under "Special Factors - Background of the Merger," "- Recommendation of the Special Committee and of the Full Maxxim Board; Fairness of the Merger," "- Fox Paine's and the Continuing Shareholders' Reasons for the Merger" and "Information about the Transaction Participants - Fox Paine Medic Acquisition Corporation and Fox Paine" is incorporated herein by reference.


         (d) The information set forth in the Proxy Statement under "Questions and Answers About the Merger," "Summary - Structure of the Transactions,"
"- Terms of the Merger Agreement," "- Accounting Treatment," "- Merger Financing," "Interests of Certain Persons in the Merger," "- Appraisal Rights," "Special Factors - Structure of the Transactions; Transaction Participants," "--Fox Paine's Reasons for the Merger," "- Interests of Certain

Persons in the Merger," "- Certain Effects of the Merger; Conduct of Business After the Merger," "Merger Financing," "The Merger - Structure and Effective Time," " Merger Consideration," "- Treatment of Maxxim Stock Options,"
"- Retirement/Amendment of Maxxim Notes," "- Directors and Officers," "Appraisal Rights" and "Federal Income Tax Consequences" is incorporated herein by reference.


ITEM 8.  FAIRNESS OF THE TRANSACTION.


         (a)-(b) The information set forth in the Proxy Statement under "Questions and Answers About the Merger," "Summary - Recommendations to Shareholders," "- Fairness Opinion," "Special Factors - Background of the Merger," "Recommendations of the Special Committee and of the Full Maxxim Board; Fairness of the Merger," "- Opinion of Lazard Freres & Co. LLC," "Fox Paine's and the Continuing Shareholders' Reasons for the Merger," "- Position of the Continuing Shareholders as to Fairness of the Merger," and "- Position of Fox Paine as to the Fairness of the Merger" is incorporated herein by reference.


         (c) The information set forth in the Proxy Statement under "The Special Meeting - Required Vote" is incorporated herein by reference.


         (d)-(e) The information set forth in the Proxy Statement under "Questions and Answers about the Merger," "Summary - Recommendations to Shareholders," "Special Factors - Background of the Merger," "- Recommendation of the Special Committee and of the Full Maxxim Board; Fairness of the Merger" and "- Opinion of Lazard Freres & Co. LLC" is incorporated herein by reference.


         (f) The information set forth in the Proxy Statement under "Special Factors - Background of the Merger" and "- Recommendation of the Special Committee and of the Full Maxxim Board; Fairness of the Merger" is incorporated herein by reference.


ITEM 9.  REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

         (a)-(c) The information set forth in the Proxy Statement under "Summary
- Fairness Opinion," "Special Factors - Background of the Merger," "-Recommendations of the Special Committee and of the Full Maxxim Board; Fairness of the Merger," "- Opinion of Lazard Freres & Co. LLC" and Appendix B to Proxy Statement is incorporated herein by reference.

ITEM 10. INTEREST IN SECURITIES OF THE ISSUER.

         (a)-(b) The information set forth in the Proxy Statement under "Principal Shareholders and Stock Ownership of Management and Others" is incorporated herein by reference.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

         The information set forth in the Proxy Statement under "Summary - Structure of the Transactions," "- The Voting Agreements," "- Terms of the Merger Agreement," "- Interests of Certain Persons in the Merger," "Special Factors - Structure of the Transactions; Transaction Participants,"
"- Interests of Certain Persons in the Merger," "The Special Meeting - Required Vote," "- Voting Agreement" and "The Merger" is incorporated herein by reference.


ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.


         (a)-(b) The information set forth in the Proxy Statement under "Questions and Answers About the Merger," "Summary - The Voting Agreements,"
"- Recommendations to Shareholders," "Special Factors - Background of the Merger," "- Recommendations of the Special Committee and of the Full Maxxim Board; Fairness of the Merger," "- Fox Paine's and the Continuing Shareholders' Reasons for the Merger," "- Position of the Continuing Shareholders as to Fairness of the Merger," "- Position of Fox Paine as to Fairness of the Merger," "The Special Meeting Required Vote" and "- Voting Agreement" is incorporated herein by reference.


ITEM 13. OTHER PROVISIONS OF THE TRANSACTION.

         (a) The information set forth in the Proxy Statement under "Summary - Appraisal Rights," "The Special Meeting - Record Date and Voting," "Appraisal Rights" and Appendix C to the Proxy Statement is incorporated herein by reference.

         (b) None.

         (c) Not applicable.

ITEM 14. FINANCIAL INFORMATION.

         (a)-(b) The information set forth in the Proxy Statement under "Selected Historical Consolidated Financial Data" and "Incorporation of Certain Documents by Reference" is incorporated herein by reference.

ITEM 15. PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

         (a)-(b) The information set forth in the Proxy Statement under "The Special Meeting - Proxies; Revocation" and "The Merger - Estimated Fees and Expenses of the Merger" is incorporated herein by reference.

ITEM 16. ADDITIONAL INFORMATION.

         The entirety of the Proxy Statement is incorporated herein by reference.

ITEM 17. MATERIAL TO BE FILED AS EXHIBITS.


         (b)(1) Opinion of Lazard Freres & Co. LLC (included as Appendix B to the Proxy Statement filed by Maxxim Medical, Inc. on October 5, 1999 under cover of Schedule 14A)



         (b)(2) Consent of Lazard Freres & Co. LLC dated July 20, 1999


         (b)(3) Presentation of Lazard Freres & Co. LLC dated June 13, 1999



         (c)(1) Agreement and Plan of Merger, dated as of June 13, 1999, by and between Fox Paine Medic Acquisition Corporation and Maxxim Medical, Inc.(included as Appendix A to the Proxy Statement filed by Maxxim Medical, Inc. on October 5, 1999 under cover of Schedule 14A)


         (c)(2) Form of Voting Agreement, by and between Fox Paine Medic Acquisition Corporation and each of 10 shareholders of Maxxim Medical, Inc. (included as Appendix D to the Proxy Statement filed by Maxxim Medical, Inc. on October 5, 1999 under cover of Schedule 14A)


         *(c)(3) Investor Participation Agreement, dated as of June 13, 1999, by and among Fox Paine Medic Acquisition Corporation and each of 10 shareholders of Maxxim Medical, Inc., in their individual capacities



         (c)(4) Form of First Amendment to Voting Agreement, by and between Fox Paine Medic Acquisition Corporation and each of 10 shareholders of Maxxim Medical, Inc. (included as Appendix D to the Proxy Statement filed by Maxxim Medical, Inc. on October 5, 1999 under cover of Schedule 14A)


         (c)(5) Amendment No. 1 to Merger Agreement, dated October 1, 1999, by and between Fox Paine Medic Acquisition Corporation and Maxxim Medical, Inc. (included as Appendix A to the Proxy Statement filed by Maxxim Medical, Inc. on October 5, 1999 under cover of Schedule 14A)


         (c)(6) Amended and Restated Investor Participation Agreement, dated as of September 30, 1999, by and among Fox Paine Medic Acquisition Corporation and each of 10 shareholders of Maxxim Medical, Inc., in their individual capacities.


         (d)(1) Letter to shareholders (included in Amendment No. 2 to the Proxy Statement filed by Maxxim Medical, Inc. on October 5, 1999 under cover of
Schedule 14A)



         (d)(2) Notice of special meeting of shareholders (included in Amendment No. 2 to the Proxy Statement filed by Maxxim Medical, Inc. on October 5, 1999 under cover of Schedule 14A)




         (d)(3) Proxy Statement (incorporated by reference to Amendment No. 2 to the Proxy Statement filed by Maxxim Medical, Inc. on October 5, 1999 under cover of Schedule 14A)



         (d)(4) Form of proxy (incorporated by reference to Amendment No. 2 to the Proxy Statement filed by Maxxim Medical, Inc. on October 5, 1999 under cover of Schedule 14A)


         (d)(5) Press release issued by Maxxim and Fox Paine & Company, LLC dated as of June 14, 1999 (incorporated by reference to the Current Report on Form 8-K filed by Maxxim Medical, Inc. on June 16, 1999)


         (e) Articles 5.11, 5.12 and 5.13 of the Texas Business Corporation Act (included as Appendix C to the Proxy Statement filed by Maxxim
Medical, Inc. on October 5, 1999 under cover of Schedule 14A)


         (f) Not applicable.

------------

* Previously filed as an exhibit to the Schedule 13E-3 filed by Maxxim Medical, Inc. on July 26, 1999.

                                    SIGNATURE


                  After due inquiry and to the best of our knowledge and belief, we certify that the information set forth in this Transaction Statement is true, complete and correct.


                                        MAXXIM MEDICAL, INC.

Date:  September 30, 1999               By: /s/ Kenneth W. Davidson
                                           -------------------------------------
                                            Kenneth W. Davidson,
                                            Chairman of the Board, President and
                                            Chief Executive Officer

                                        FOX PAINE MEDIC ACQUISITION CORPORATION

Date:  September 30, 1999               By: /s/ Saul A. Fox
                                           -------------------------------------
                                            Saul A. Fox
                                            Chief Executive Officer

                                        FOX PAINE CAPITAL FUND, L.P.
                                        By: Fox Paine Capital, LLC
                                                its general partner

Date:  September 30, 1999               By: /s/ Saul A. Fox
                                           -------------------------------------
                                            Name:  Saul A. Fox
                                            Title: Member

Date:  September 30, 1999                   /s/ Kenneth W. Davidson
                                           -------------------------------------
                                            Kenneth W. Davidson

Date:  September 30, 1999                   /s/ Peter M. Graham
                                           -------------------------------------
                                            Peter M. Graham

Date:  September 30, 1999                   /s/ David L. Lamont
                                           -------------------------------------
                                            David L. Lamont

Date:  September 30, 1999                   /s/ Henry T. DeHart III
                                           -------------------------------------
                                            Henry T. DeHart III

Date:  September 30, 1999                   /s/ Jack F. Cahill
                                           -------------------------------------
                                            Jack F. Cahill

Date:  September 30, 1999                   /s/ Alan S. Blazei
                                           -------------------------------------
                                            Alan S. Blazei

Date:  September 30, 1999                   /s/ Joseph D. Dailey
                                           -------------------------------------
                                            Joseph D. Dailey

Date:  September 30, 1999                   /s/ Suzanne R. Garon
                                           -------------------------------------
                                            Suzanne R. Garon

Date:  September 30, 1999                   /s/ Ernest J. Henley
                                           -------------------------------------
                                            Ernest J. Henley

Date:  September 30, 1999                   /s/ Davis C. Henley
                                           -------------------------------------
                                            Davis C. Henley

                                  EXHIBIT INDEX


EXHIBIT NO.                                DESCRIPTION

 (b)(1)   Opinion of Lazard Freres & Co. LLC (included as Appendix B to the
          Proxy Statement filed by Maxxim Medical, Inc. on October 5, 1999 under cover of Schedule 14A)

 (b)(2)   Consent of Lazard Freres & Co. LLC dated July 20, 1999

 (b)(3)   Presentation of Lazard Freres & Co. LLC dated June 13, 1999

 (c)(1) Agreement and Plan of Merger, dated as of June 13, 1999, by and between Fox Paine Medic Acquisition Corporation and Maxxim Medical,
          Inc. (included as Appendix A to the Proxy Statement filed by Maxxim
          Medical, Inc. on October 5, 1999 under cover of Schedule 14A)

 (c)(2)   Form of Voting Agreement, by and between Fox Paine Medic Acquisition
          Corporation and each of 10 shareholders of Maxxim Medical, Inc.
          (included as Appendix D to the Preliminary Proxy Statement filed by
          Maxxim Medical, Inc. on October 5, 1999 under cover of Schedule
          14A)

*(c)(3) Investor Participation Agreement, dated as of June 13, 1999, by and among Fox Paine Medic Acquisition Corporation and each of 10 shareholders of Maxxim Medical, Inc., in their individual capacities

 (c)(4)   Form of First Amendment to Voting Agreement, by and between Fox Paine
          Medic Acquisition Corporation and each of 10 shareholders of Maxxim
          Medical, Inc. (included as Appendix D to the Proxy Statement filed by
          Maxxim Medical, Inc. on October 5, 1999 under cover of Schedule
          14A)

 (c)(5) Amendment No. 1 to Merger Agreement, dated October 1, 1999, by and between Fox Paine Medic Acquisition Corporation and Maxxim Medical,
          Inc. (included as Appendix A to the Proxy Statement filed by Maxxim
          Medical, Inc. on October 5, 1999 under cover of Schedule 14A)

 (c)(6)   Amended and Restated Investor Participation Agreement, dated as of
          September 30, 1999, by and among Fox Paine Medic Acquisition
          Corporation and each of 10 shareholders of Maxxim Medical, Inc., in their individual capacities

 (d)(1)   Letter to shareholders (included in Amendment No. 2 to the Proxy
          Statement filed by Maxxim Medical, Inc. on October 5, 1999 under cover of Schedule 14A)

 (d)(2) Notice of special meeting of shareholders (included in Amendment No. 2 to the Proxy Statement filed by Maxxim Medical, Inc. on October 5,
          1999 under cover of Schedule 14A)

 (d)(3)   Proxy Statement (incorporated by reference to Amendment No. 2 to the
          Proxy Statement filed by Maxxim Medical, Inc. on October 5, 1999 under cover of Schedule 14A)

 (d)(4) Form of proxy (incorporated by reference to Amendment No. 2 to the Proxy Statement filed by Maxxim Medical, Inc. on October 5, 1999 under cover of Schedule 14A)

 (d)(5) Press release issued by Maxxim and Fox Paine & Company, LLC dated as of June 14, 1999 (incorporated by reference to the Current Report on Form 8-K filed by Maxxim Medical, Inc. on June 16, 1999)


 (e)      Articles 5.11, 5.12 and 5.13 of the Texas Business Corporation Act
          (included as Appendix C to the Proxy Statement filed by Maxxim
          Medical, Inc. on October 5, 1999 under cover of Schedule 14A)

 (f)      Not applicable.



------------------
* Previously filed as an exhibit to the Schedule 13E-3 filed by Maxxim Medical, Inc. on July 26, 1999.